Exhibit 99.1

AMEDISYS REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

AND UPDATES 2019 GUIDANCE

BATON ROUGE, Louisiana (July 31, 2019) — Amedisys, Inc. (NASDAQ: AMED) today reported its financial results for the three and six-month periods ended June 30, 2019.

Three Month Periods Ended June 30, 2019 and 2018

•	Net service revenue increased $81.4 million to $493.0 million compared to $411.6 million in 2018.

•	Net income attributable to Amedisys, Inc. of $33.7 million compared to $33.3 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.02 compared to $0.98 in 2018.

Adjusted Quarterly Results*

•	Adjusted EBITDA of $61.4 million compared to $49.7 million in 2018.

•	Adjusted net service revenue of $498.5 million compared to $413.3 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $39.9 million compared to $34.1 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $1.21 compared to $1.00 in 2018.

Six Month Periods Ended June 30, 2019 and 2018

•	Net service revenue increased $149.4 million to $960.3 million compared to $810.9 million in 2018.

•	Net income attributable to Amedisys, Inc. of $65.0 million compared to $60.5 million in 2018.

•	Net income attributable to Amedisys, Inc. per diluted share of $1.98 compared to $1.76 in 2018.

Adjusted Year to Date Results*

•	Adjusted EBITDA of $116.2 million compared to $91.4 million in 2018.

•	Adjusted net service revenue of $966.3 million compared to $812.6 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. of $76.3 million compared to $61.4 million in 2018.

•	Adjusted net income attributable to Amedisys, Inc. per diluted share of $2.32 compared to $1.79 in 2018.

*	See pages 12 and 13 for the definition and reconciliations of non-GAAP financial measures to GAAP measures.

Paul B. Kusserow, President and Chief Executive Officer stated, “I am very proud of our second quarter results as we continue to best internal and external expectations. Most importantly and core to what we do, our growth allows us to bring clinical excellence to even more patients across home health, hospice and personal care. Providing our clinically distinct services to as many patients wherever they call home is why we get out of bed every morning and I am thankful to our team of over 21,000 employees for continuing to do all that you do to drive such impressive results and provide such incredible care.”

Updated 2019 Guidance

•	Net service revenue is anticipated to be in the range of $1.94 billion to $1.98 billion.

•	Adjusted EBITDA is anticipated to be in the range of $213 million to $216 million.

•	Adjusted diluted earnings per share is anticipated to be in the range of $4.05 to $4.12 based on an estimated 33.1 million shares outstanding.

This guidance excludes the effects of any future acquisitions, if any are made.

We urge caution in considering the current trends and 2019 guidance disclosed in this press release. The home health and hospice industry is highly competitive and subject to intensive regulations, and trends are subject to numerous factors, risks, and uncertainties, some of which are referenced in the cautionary language below and others that are described more fully in our reports filed with the Securities and Exchange Commission (“SEC”) including our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and subsequent Quarterly Reports on Form 10-Q, and current reports on Form 8-K which can be found on the SEC’s internet website, http://www.sec.gov, and our internet website, http://www.amedisys.com.

Earnings Call and Webcast Information

Amedisys will host a conference call on Thursday, August 1, 2019, at 11:00 a.m. ET to discuss its second quarter results. To participate on the conference call, please call before 11:00 a.m. ET to either (877) 524-8416 (Toll-Free) or (412) 902-1028 (Toll). A replay of the conference call will be available through September 1, 2019 by dialing (877) 660-6853 (Toll-Free) or (201) 612-7415 (Toll) and entering conference ID #13691942.

A live webcast of the call will be accessible through our website on our Investor Relations section at the following web address: http://investors.amedisys.com.

Non-GAAP Financial Measures

This press release includes reconciliations of the most comparable financial measures calculated and presented in accordance with accounting principles generally accepted in the U.S. (“GAAP”) to non-GAAP financial measures. The non-GAAP financial measures as defined under SEC rules are as follows: (1) adjusted EBITDA, defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items; (2) adjusted net service revenue, defined as net service revenue excluding certain items; (3) adjusted net income attributable to Amedisys, Inc., defined as net income attributable to Amedisys, Inc. excluding certain items; and (4) adjusted net income attributable to Amedisys, Inc. per diluted share, defined as net income attributable to Amedisys, Inc. common stockholders per diluted share excluding certain items. Management believes that these non-GAAP financial measures, when reviewed in conjunction with GAAP financial measures, are useful gauges of our current performance and are also included in internal management reporting. These non-GAAP financial measures should be considered in addition to, and not more meaningful than or as an alternative to the GAAP financial measures presented in this earnings release and the company’s financial statements. Non-GAAP measures as presented herein may not be comparable to similarly titled measures reported by other companies since not all companies calculate these non-GAAP measures consistently.

Additional information

Amedisys, Inc. (the “Company”) is a leading healthcare at home Company delivering personalized home health, hospice and personal care. Amedisys is focused on delivering the care that is best for our patients, whether that is home-based personal care; recovery and rehabilitation after an operation or injury; care focused on empowering them to manage a chronic disease; or hospice care at the end of life. More than 3,000 hospitals and 65,000 physicians nationwide have chosen Amedisys as a partner in post-acute care. Founded in 1982, headquartered in Baton Rouge, LA with an executive office in Nashville, TN, Amedisys is a publicly held company. With more than 21,000 employees in 471 care centers within 38 states and the District of Columbia, Amedisys is dedicated to delivering the highest quality of care to the doorsteps of more than 376,000 patients and clients in need every year. For more information about the Company, please visit: www.amedisys.com.

We use our website as a channel of distribution for important company information. Important information, including press releases, investor presentations and financial information regarding our company, is routinely posted on and accessible on the Investor Relations subpage of our website, which is accessible by clicking on the tab labeled “Investors” on our website home page. Visitors to our website can also register to receive automatic e-mail and other notifications alerting them when new information is made available on the Investor Relations subpage of our website.

Forward-Looking Statements

When included in this press release, words like “believes,” “belief,” “expects,” “plans,” “anticipates,” “intends,” “projects,” “estimates,” “may,” “might,” “would,” “should” and similar expressions are intended to identify forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. These forward-looking statements involve a variety of risks and uncertainties that could cause actual results to differ materially from those described therein. These risks and uncertainties include, but are not limited to the following: changes in or our failure to comply with existing federal and state laws or regulations or the inability to comply with new government regulations on a timely basis, changes in Medicare and other medical payment levels, our ability to open care centers, acquire additional care centers and integrate and operate these care centers effectively, competition in the healthcare industry, changes in the case mix of patients and payment methodologies, changes in estimates and judgments associated with critical accounting policies, our ability to maintain or establish new patient referral sources, our ability to consistently provide high-quality care, our ability to attract and retain qualified personnel, changes in payments and covered services by federal and state governments, future cost containment initiatives undertaken by third-party payors, our access to financing, our ability to meet debt service requirements and comply with covenants in debt agreements, business disruptions due to natural disasters or acts of terrorism, our ability to integrate, manage and keep our information systems secure, our ability to realize the anticipated benefits of the acquisition of Compassionate Care Hospice (“CCH”), our ability to comply with requirements stipulated in the CCH corporate integrity agreement, and changes in law or developments with respect to any litigation relating to the Company, including various other matters, many of which are beyond our control.

Because forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or quantified, you should not rely on any forward-looking statement as a prediction of future events. We expressly disclaim any obligation or undertaking and we do not intend to release publicly any updates or changes in our expectations concerning the forward-looking statements or any changes in events, conditions or circumstances upon which any forward-looking statement may be based, except as required by law.

Contact:	Investor Contact:	Media Contact:
	Amedisys, Inc. Nick Muscato Vice President, Strategic Finance (855) 259-2046 IR@amedisys.com	Amedisys, Inc. Kendra Kimmons Vice President, Marketing & Communications (225) 299-3720 kendra.kimmons@amedisys.com

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Amounts in thousands, except per share data)

(Unaudited)

	For the Three-Month Periods Ended June 30		For the Six-Month Periods Ended June 30
	2019	2018	2019	2018
Net service revenue	$492,984	$411,603	$960,324	$810,865
Cost of service, excluding depreciation and amortization	290,752	242,564	566,026	480,873
General and administrative expenses:
Salaries and benefits	98,356	77,215	193,186	152,846
Non-cash compensation	5,538	3,767	12,153	7,811
Other	48,408	42,104	91,810	83,784
Depreciation and amortization	5,179	3,125	8,074	6,718

Operating expenses	448,233	368,775	871,249	732,032

Operating income	44,751	42,828	89,075	78,833
Other income (expense):
Interest income	20	114	44	234
Interest expense	(4,332)	(2,140)	(7,681)	(3,843)
Equity in earnings from equity method investments	3,716	2,976	4,932	4,836
Miscellaneous, net	193	359	429	960

Total other (expense) income, net	(403)	1,309	(2,276)	2,187

Income before income taxes	44,348	44,137	86,799	81,020
Income tax expense	(10,308)	(10,596)	(21,186)	(20,159)

Net income	34,040	33,541	65,613	60,861
Net income attributable to noncontrolling interests	(298)	(192)	(567)	(353)

Net income attributable to Amedisys, Inc.	$33,742	$33,349	$65,046	$60,508

Basic earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.05	$1.00	$2.03	$1.80
Weighted average shares outstanding	32,075	33,439	32,038	33,705
Diluted earnings per common share:
Net income attributable to Amedisys, Inc. common stockholders	$1.02	$0.98	$1.98	$1.76
Weighted average shares outstanding	32,933	34,179	32,913	34,391

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

(Amounts in thousands, except share data)

	June 30, 2019 (unaudited)	December 31, 2018
ASSETS
Current assets:
Cash and cash equivalents	$13,902	$20,229
Patient accounts receivable	239,674	188,972
Prepaid expenses	8,957	7,568
Other current assets	13,252	7,349

Total current assets	275,785	224,118
Property and equipment, net of accumulated depreciation of $98,936 and $95,472	29,762	29,449
Operating lease right of use assets	85,026	—
Goodwill	664,822	329,480
Intangible assets, net of accumulated amortization of $35,402 and $33,050	61,966	44,132
Deferred income taxes	30,213	35,794
Other assets	58,288	54,145

Total assets	$1,205,862	$717,118

LIABILITIES AND EQUITY
Current liabilities:
Accounts payable	$35,690	$28,531
Payroll and employee benefits	111,660	92,858
Accrued expenses	131,860	99,475
Current portion of long-term obligations	7,610	1,612
Current portion of operating lease liabilities	26,187	—

Total current liabilities	313,007	222,476
Long-term obligations, less current portion	266,468	5,775
Operating lease liabilities, less current portion	57,392	—
Other long-term obligations	6,053	6,234

Total liabilities	642,920	234,485

Equity:
Preferred stock, $0.001 par value, 5,000,000 shares authorized; none issued or outstanding	—	—
Common stock, $0.001 par value, 60,000,000 shares authorized; 36,445,591 and 36,252,280 shares issued; and 32,130,184 and 31,973,505 shares outstanding	36	36
Additional paid-in capital	623,309	603,666
Treasury stock, at cost 4,315,407 and 4,278,775 shares of common stock	(246,175)	(241,685)
Accumulated other comprehensive income	15	15
Retained earnings	184,596	119,550

Total Amedisys, Inc. stockholders’ equity	561,781	481,582
Noncontrolling interests	1,161	1,051

Total equity	562,942	482,633

Total liabilities and equity	$1,205,862	$717,118

AMEDISYS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS AND DAYS REVENUE OUTSTANDING

(Amounts in thousands, except statistical information)

(Unaudited)

	For the Three-Month Periods Ended June 30		For the Six-Month Periods Ended June 30
	2019	2018	2019	2018
Cash Flows from Operating Activities:
Net income	$34,040	$33,541	$65,613	$60,861
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,179	3,125	8,074	6,718
Non-cash compensation	5,538	3,767	12,153	7,811
401(k) employer match	2,307	2,327	4,686	4,894
Amortization and impairment of operating lease right of use assets	9,150	—	17,495	—
Loss (gain) on disposal of property and equipment	2	87	(2)	650
Deferred income taxes	2,606	6,200	5,875	9,145
Equity in earnings from equity method investments	(3,716)	(2,976)	(4,932)	(4,836)
Amortization of deferred debt issuance costs/debt discount	220	177	433	355
Write off of deferred debt issuance costs	—	38	—	38
Return on equity investment	117	1,579	842	2,204
Changes in operating assets and liabilities, net of impact of acquisitions:
Patient accounts receivable	(1,832)	(4,656)	(24,165)	3,604
Other current assets	2,292	(4,698)	(8,343)	(11,680)
Other assets	282	642	(56)	688
Accounts payable	1,665	5,146	(9,475)	3,623
Accrued expenses	10,424	6,355	29,262	4,548
Other long-term obligations	(37)	(1)	(181)	2,347
Operating lease liabilities	(8,061)	—	(16,200)	—
Operating lease right of use assets	(910)	—	(1,754)	—

Net cash provided by operating activities	59,266	50,653	79,325	90,970

Cash Flows from Investing Activities:
Proceeds from sale of deferred compensation plan assets	5	9	213	471
Proceeds from the sale of property and equipment	81	6	146	11
Investments in equity method investees	(90)	—	(210)	—
Purchases of property and equipment	(1,495)	(149)	(2,693)	(1,611)
Acquisitions of businesses, net of cash acquired	(17,547)	(1,824)	(345,414)	(4,074)

Net cash used in investing activities	(19,046)	(1,958)	(347,958)	(5,203)

Cash Flows from Financing Activities:
Proceeds from issuance of stock upon exercise of stock options	987	2,484	1,343	2,609
Proceeds from issuance of stock to employee stock purchase plan	752	560	1,534	1,157
Shares withheld upon stock vesting	(1,802)	(1,527)	(4,490)	(2,832)
Noncontrolling interest distribution	(91)	(322)	(457)	(350)
Proceeds from borrowings under term loan	—	—	175,000	—
Proceeds from borrowings under revolving line of credit	23,000	127,500	184,500	127,500
Repayments of borrowings under revolving line of credit	(58,000)	—	(92,000)	—
Principal payments of long-term obligations	(1,718)	(87,656)	(2,277)	(90,475)
Debt issuance costs	—	(2,433)	(847)	(2,433)
Purchase of company stock	—	(181,402)	—	(181,402)

Net cash (used in) provided by financing activities	(36,872)	(142,796)	262,306	(146,226)

Net increase (decrease) in cash and cash equivalents	3,348	(94,101)	(6,327)	(60,459)
Cash and cash equivalents at beginning of period	10,554	120,005	20,229	86,363

Cash and cash equivalents at end of period	$13,902	$25,904	$13,902	$25,904

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$3,462	$1,015	$4,187	$2,080

Cash paid for income taxes, net of refunds received	$7,445	$3,336	$7,849	$6,149

Days revenue outstanding (1)	41.1	41.1	41.1	41.1

(1)

Our calculation of days revenue outstanding at June 30, 2019 and 2018 is derived by dividing our ending patient accounts receivable by our average daily patient revenue for the three month periods ended June 30, 2019 and 2018, respectively.

AMEDISYS, INC. AND SUBSIDIARIES

SEGMENT INFORMATION

(Amounts in millions, except statistical information)

(Unaudited)

Segment Information - Home Health

	For the Three- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$219.1	$206.3
Non-Medicare	99.5	85.2

Net service revenue	318.6	291.5
Cost of service	187.8	176.5

Gross margin	130.8	115.0
Other operating expenses	75.1	69.2

Operating income	$55.7	$45.8

Same Store Growth (1):
Medicare revenue	6%	6%
Non-Medicare revenue	17%	18%
Total admissions	7%	6%
Total volume (2)	6%	8%
Total Episodic admissions (3)	6%	5%
Total Episodic volume (4)	4%	6%
Key Statistical Data - Total (5):
Medicare:
Admissions	48,870	47,058
Recertifications	27,777	28,431

Total volume	76,647	75,489
Completed episodes	76,302	74,776
Visits	1,322,393	1,318,074
Average revenue per completed episode (6)	$2,953	$2,874
Visits per completed episode (7)	17.6	17.8
Non-Medicare:
Admissions	32,893	29,271
Recertifications	15,584	13,891

Total volume	48,477	43,162
Visits	774,093	690,548
Total (5):
Visiting Clinician Cost per Visit	$81.97	$80.07
Clinical Manager Cost per Visit	7.65	7.76

Total Cost per Visit	$89.62	$87.83
Visits	2,096,486	2,008,622

	For the Six- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$432.5	$411.3
Non-Medicare	196.2	164.3

Net service revenue	628.7	575.6
Cost of service	373.5	350.9

Gross margin	255.2	224.7
Other operating expenses	147.5	138.0

Operating income	$107.7	$86.7

Same Store Growth (1):
Medicare revenue	5%	5%
Non-Medicare revenue	20%	16%
Total admissions	7%	5%
Total volume (2)	6%	7%
Total Episodic admissions (3)	5%	4%
Total Episodic volume (4)	4%	6%
Key Statistical Data - Total (5):
Medicare:
Admissions	99,190	96,513
Recertifications	54,889	55,667

Total volume	154,079	152,180
Completed episodes	150,280	147,612
Visits	2,653,802	2,632,200
Average revenue per completed episode (6)	$2,928	$2,833
Visits per completed episode (7)	17.5	17.5
Non-Medicare:
Admissions	66,542	59,160
Recertifications	30,267	26,323

Total volume	96,809	85,483
Visits	1,527,772	1,351,481
Total (5):
Visiting Clinician Cost per Visit	$81.51	$80.20
Clinical Manager Cost per Visit	7.83	7.88

Total Cost per Visit	$89.34	$88.08
Visits	4,181,574	3,983,681

(1)

Same store information represents the percent change in our Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume for the period as a percent of the Medicare, Non-Medicare, Total and Episodic revenue, admissions or volume of the prior period.

(2)	Total volume includes all admissions and recertifications.
(3)	Total Episodic admissions includes admissions for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(4)	Total Episodic volume includes admissions and recertifications for Medicare and Non-Medicare payors that bill on a 60-day episode of care basis.
(5)	Total includes acquisitions and denovos.

(6)	Average Medicare revenue per completed episode is the average Medicare revenue earned for each Medicare completed episode of care.
(7)	Medicare visits per completed episode are the home health Medicare visits on completed episodes divided by the home health Medicare episodes completed during the period.

Segment Information - Hospice

	For the Three- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$145.8	$96.9
Non-Medicare	7.4	4.5

Net service revenue	153.2	101.4
Cost of service	87.3	51.7

Gross margin	65.9	49.7
Other operating expenses	35.3	20.6

Operating income	$30.6	$29.1

Same Store Growth (1):
Medicare revenue	1%	13%
Hospice admissions	7%	7%
Average daily census	5%	12%
Key Statistical Data - Total (2):
Hospice admissions	10,430	6,746
Average daily census	11,427	7,554
Revenue per day, net	$147.27	$147.58
Cost of service per day	$83.96	$75.20
Average discharge length of stay	98	97

	For the Six- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$276.5	$188.7
Non-Medicare	13.7	10.0

Net service revenue	290.2	198.7
Cost of service	161.4	101.8

Gross margin	128.8	96.9
Other operating expenses	64.7	40.8

Operating income	$64.1	$56.1

Same Store Growth (1):
Medicare revenue	5%	12%
Hospice admissions	6%	6%
Average daily census	7%	12%
Key Statistical Data - Total (2):
Hospice admissions	20,141	13,679
Average daily census	10,709	7,385
Revenue per day, net	$149.72	$148.66
Cost of service per day	$83.25	$76.15
Average discharge length of stay	98	97

(1)

Same store information represents the percent change in our Medicare revenue, Hospice admissions or average daily census for the period as a percent of the Medicare revenue, Hospice admissions or average daily census of the prior period.

(2)	Total includes acquisitions and denovos.

Segment Information - Personal Care

	For the Three- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	21.2	18.7

Net service revenue	21.2	18.7
Cost of service	15.6	14.4

Gross margin	5.6	4.3
Other operating expenses	3.2	3.3

Operating income	$2.4	$1.0

Key Statistical Data - Total (1):
Billable hours	848,245	797,228
Clients served	12,962	12,683
Shifts	382,287	356,874
Revenue per hour	$25.01	$23.48
Revenue per shift	$55.49	$52.45
Hours per shift	2.2	2.2

	For the Six- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Medicare	$—	$—
Non-Medicare	41.4	36.6

Net service revenue	41.4	36.6
Cost of service	31.1	28.2

Gross margin	10.3	8.4
Other operating expenses	6.4	6.6

Operating income	$3.9	$1.8

Key Statistical Data - Total (1):
Billable hours	1,681,862	1,547,181
Clients served	14,687	14,350
Shifts	758,469	705,040
Revenue per hour	$24.60	$23.66
Revenue per shift	$54.56	$51.91
Hours per shift	2.2	2.2

(1)	Total includes acquisitions.

Segment Information - Corporate

	For the Three- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Other operating expenses	$40.2	$31.1
Depreciation and amortization	3.7	2.0

Total operating expenses	$43.9	$33.1

	For the Six- Month Periods Ended June 30,
	2019	2018
Financial Information (in millions):
Other operating expenses	$81.5	$61.3
Depreciation and amortization	5.1	4.5

Total operating expenses	$86.6	$65.8

AMEDISYS, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP MEASURES

(Amounts in thousands)

(Unaudited)

Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”):

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$33,742	$33,349	$65,046	$60,508
Add:
Income tax expense	10,308	10,596	21,186	20,159
Interest expense, net	4,312	2,026	7,637	3,609
Depreciation and amortization	5,179	3,125	8,074	6,718
Certain items (1)	8,257	1,035	15,171	1,224
Interest component of certain items (1)	(446)	(446)	(887)	(829)

Adjusted EBITDA (2) (6)	$61,352	$49,685	$116,227	$91,389

Adjusted Net Service Revenue Reconciliation:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2019	2018	2019	2018
Net service revenue	$492,984	$411,603	$960,324	$810,865
Add:
Certain items (1)	5,515	1,687	5,993	1,687

Adjusted net service revenue (3) (6)	$498,499	$413,290	$966,317	$812,552

Adjusted Net Income Attributable to Amedisys, Inc Reconciliation:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc.	$33,742	$33,349	$65,046	$60,508
Add:
Certain items (1)	6,110	766	11,226	906

Adjusted net income attributable to Amedisys, Inc. (4) (6)	$39,852	$34,115	$76,272	$61,414

Adjusted Net Income Attributable to Amedisys, Inc. per Diluted Share:

	For the Three- Month Period Ended June 30,		For the Six- Month Period Ended June 30,
	2019	2018	2019	2018
Net income attributable to Amedisys, Inc. common stockholders per diluted share	$1.02	$0.98	$1.98	$1.76
Add:
Certain items (1)	0.19	0.02	0.34	0.03

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share (5) (6)	$1.21	$1.00	$2.32	$1.79

(1)	The following details the certain items for the three and six-month periods ended June 30, 2019 and 2018:

Certain Items:

	For the Three-Month Period Ended June 30, 2019	For the Six-Month Period Ended June 30, 2019
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Contingency accrual	$5,523	$6,541
Planned closures (7)	(8)	(548)
Certain Items Impacting Cost of Service:
Planned closures (7)	313	1,157
Certain Items Impacting Operating Expenses:
Planned closures (7)	69	157
Acquisition costs	4,494	10,252
Legal fees - non-routine	108	(24)
Certain Items Impacting Total Other Income (Expense):
Miscellaneous, other (income) expense, net	(2,242)	(2,364)

Total	$8,257	$15,171

Net of tax	$6,110	$11,226

Diluted EPS	$0.19	$0.34

	For the Three-Month Period Ended June 30, 2018	For the Six-Month Period Ended June 30, 2018
	(Income) Expense	(Income) Expense
Certain Items Impacting Net Service Revenue:
Florida self-audit (pre-acquisition)	$1,687	$1,687
Certain Items Impacting Operating Expenses:
Acquisition costs	440	875
Legal fees - non-routine	543	1,105
Certain Items Impacting Total Other Income (Expense):
Miscellaneous, other (income) expense, net	(1,635)	(2,443)

Total	$1,035	$1,224

Net of tax	$766	$906

Diluted EPS	$0.02	$0.03

(2)

Adjusted EBITDA is defined as net income attributable to Amedisys, Inc. before provision for income taxes, net interest expense and depreciation and amortization, excluding certain items as described in footnote 1.

(3)	Adjusted net service revenue is defined as net service revenue excluding certain items as described in footnote 1.
(4)	Adjusted net income attributable to Amedisys, Inc. is defined as net income attributable to Amedisys, Inc. calculated in accordance with GAAP excluding certain items as described in footnote 1.
(5)

Adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share is defined as diluted income per share calculated in accordance with GAAP excluding the earnings per share effect of certain items as described in footnote 1.

(6)

Adjusted EBITDA, adjusted net service revenue, adjusted net income attributable to Amedisys, Inc. and adjusted net income attributable to Amedisys, Inc. common stockholders per diluted share should not be considered as an alternative to, or more meaningful than, income before income taxes or other measures calculated in accordance with GAAP. These calculations may not be comparable to a similarly titled measure reported by other companies, since not all companies calculate these non-GAAP financial measures in the same manner.

(7)	Planned closures consist of in-patient units acquired from Compassionate Care Hospice whose operations ceased in April 2019.